UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.1)

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

BioTime, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)12

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Total fee paid:

[  ]                Fee paid previously with preliminary materials.

[  ]                Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

Form, Schedule or Registration Statement No.:

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Date Filed:

Explanatory Note

This Amendment No. 1 (the “Amendment”) amends the Definitive Proxy Statement of BioTime, Inc. (the “Company,” “we” or “us”) filed with the Securities and Exchange Commission on May 1, 2017 (the “Proxy Statement”). The Proxy Statement was filed in connection with the Company’s 2017 Annual Meeting of Shareholders which was held on June 29, 2017 (the “Annual Meeting”), and has been adjourned until August 9, 2017 at 10:00 am local time at the offices of Cooley LLP, 101 California Street, 5th Floor, San Francisco, California 94111 (the “Reconvened Meeting”).

This Amendment is being filed to add a new Proposal 6 for consideration at the Reconvened Meeting. We are asking shareholders to approve an amendment to our Articles of Incorporation, as amended, to increase the number of authorized common shares, no par value, that we may issue from 125,000,000 shares to 150,000,000 shares.

Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement. This Amendment should be read together with the Proxy Statement, and the information contained in this Amendment modifies or supersedes any inconsistent material contained in the Proxy Statement.

2

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 9, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc., which was adjourned as to Proposal 6 below at the Annual Meeting of Shareholders held on June 29, 2017, will be held at the offices of Cooley LLP, 101 California Street, 5th Floor, San Francisco, California 94111 on August 9, 2017 at 10:00 a.m. for the following purposes:

1. To elect nine (9) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Deborah Andrews, Neal C. Bradsher, Stephen C. Farrell, Alfred D. Kingsley, Aditya P. Mohanty, Michael H. Mulroy, Angus C. Russell, David Schlachet, and Michael D. West;

2. To ratify the appointment of OUM & Co. LLP as BioTime’s independent registered public accountants for the fiscal year ending December 31, 2017;

3. To approve an amendment to BioTime’s Equity Incentive that, if approved, will make an additional 6,000,000 common shares available for sale or the grant of stock options, restricted stock units, and other equity awards;

4. To hold an advisory vote on executive compensation;

5. To hold an advisory vote on the frequency of the advisory vote on executive compensation;

6. To approve an amendment to our Articles of Incorporation to increase the number of authorized common shares, no par value, that we may issue from 125,000,000 shares to 150,000,000 shares;

7. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has fixed the close of business on May 2, 2017 as the record date for determining shareholders entitled to receive notice of and to vote at the meeting or any postponement or adjournment of the meeting.

Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held August 9, 2017.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,
are available at: https://materials.proxyvote.com/09066L

By Order of the Board of Directors,

Judith Segall

Vice President and Secretary

Alameda, California

July 13, 2017

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on May 2, 2017, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On April 28, 2017, there were 110,875,610 BioTime common shares issued and outstanding, which constitute the only class of BioTime voting securities outstanding.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees, or you may withhold your vote from one or more nominees. For each other proposal described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of BioTime a written revocation; or

●	deliver to the Secretary of BioTime a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting or the Reconvened Meeting and vote in person.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting or the Reconvened Meeting if I submit a proxy?

You may attend the Meeting or the Reconvened Meeting and vote in person whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting or the Reconvened Meeting will not revoke your proxy unless you also vote in person at the Meeting or the Reconvened Meeting, respectively.

If you are a shareholder of record, you may vote your shares at the Meeting or the Reconvened Meeting by completing a ballot at the Meeting or the Reconvened Meeting. However, if you are a “street name” holder, you may vote your shares in person only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares.

Even if you currently plan to attend the Meeting or the Reconvened Meeting, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting or the Reconvened Meeting.

Q: Why am I being asked to vote on the new Proposal 6?

The shareholders are being asked to approve an amendment to our Articles of Incorporation, as amended, to increase our authorized common shares from 125,000,000 to 150,000,000, a proposal that was submitted and approved at our 2016 Annual Meeting of Shareholders held on June 9, 2016. While we believe the approval of the prior amendment was properly obtained at the 2016 Annual Meeting of Shareholders, there may be uncertainty with respect to the validity or effectiveness of the prior approval. Specifically, certain common shares held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the amendment in accordance with the rules of the New York Stock Exchange. Certain statements made in the Company’s definitive proxy statement for the Company’s 2016 Annual Meeting of Shareholders were inconsistent with this. As a result, we are seeking again shareholder approval of the amendment to our Articles of Incorporation to effect the increase in authorized common shares. If the new proposal included herein is approved, we will file a Certificate of Amendment to our Articles of Incorporation which will supersede the Certificate of Amendment filed on June 15, 2016 and confirm that our authorized number of common shares is 150,000,000. If the new proposal is not approved, we will plan to promptly undertake steps to reduce the authorized common shares to 125,000,000 shares, the total authorized common shares prior to the time the Certificate of Amendment was filed with the Secretary of State of California on June 15, 2016.

4

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2017; (3) approval of the Incentive Plan Amendment; (4) approval, on an advisory basis, of the compensation of our named executive officers; and (5) the approval of the amendment of our Articles of Incorporation to increase the number of authorized common shares, no par value, that we may issue from 125,000,000 shares to 150,000,000 shares. In addition, the Board of Directors recommends that shareholders vote, on an advisory basis, that the advisory vote on compensation of our named executive officers take place each year.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2017; (3) approval of the Incentive Plan Amendment; (4) approval, on an advisory basis, of the compensation of our named executive officers, (5) that the advisory vote on compensation of our named executive officers take place each year and (6) the approval of the amendment of our Articles of Incorporation to increase the number of authorized common shares, no par value, that we may issue from 125,000,000 shares to 150,000,000 shares.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants and the approval of the amendment of our Articles of Incorporation to increase the number of authorized common shares, no par value, that we may issue from 125,000,000 shares to 150,000,000 shares, but cannot vote in the election of directors, or with respect to the Incentive Plan Amendment, the advisory vote on executive compensation, or the advisory vote on the frequency of the advisory vote on executive compensation. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: How can I attend and vote at the Meeting or the Reconvened Meeting?

If you plan on attending the Meeting or the Reconvened Meeting in person, please read the “How to Attend the Annual Meeting” section of this Proxy Statement for information about the documents you will need to bring with you to gain admission to the Meeting or the Reconvened Meeting and to vote your shares in person.

This Proxy Statement and the accompanying form of proxy were first sent or given to our shareholders on or about May 5, 2017, and this Amendment is being sent or given to our shareholders on or about July 13, 2017.

5

Approval of Increase in Number of Authorized Common Shares

Our Board of Directors is requesting shareholder approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized number of common shares from 125,000,000 shares to 150,000,000 shares (the “Articles Amendment Proposal”). A proposal to increase our authorized common shares from 125,000,000 to 150,000,000 was submitted and approved at our 2016 Annual Meeting of Shareholders held on June 9, 2016. While we believe the approval of the prior amendment was properly obtained at the 2016 Annual Meeting of Shareholders, there may be uncertainty with respect to the validity or effectiveness of the prior approval. Specifically, certain common shares held through brokers/nominees and with respect to which the beneficial owner had not provided the broker/nominee with voting instructions, were voted by the broker/nominee in favor of the amendment in accordance with the rules of the New York Stock Exchange. Certain statements made in the Company’s definitive proxy statement for the Company’s 2016 Annual Meeting of Shareholders were inconsistent with this. As a result, we are seeking again shareholder approval of the amendment to our Articles of Incorporation to effect the increase in authorized common shares.

Our Board of Directors has no present plans or proposals to issue the additional common shares that would be authorized by this Articles Amendment Proposal. The Board of Directors believes that the proposed increase in the number of authorized common shares is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital, exchanging equity for debt or other transactions that have similar effect, stock-based acquisitions, stock splits and dividends, equity compensation awards or other corporate purposes. The proposed amendment will allow the Company to accomplish these objectives without further shareholder approval. By approving the increase now, in advance of any specific need or plans, we will be able to act in a timely manner when such a need arises or when our Board of Directors believes it is in the best interests of the Company and our shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval of such an increase as a special meeting of shareholders.

If the proposed amendment is adopted, the newly authorized shares would be unreserved and available for issuance. No further shareholder authorization would be required prior to the issuance of such common shares by the Company, except where shareholder approval is required under NYSE rules.

The additional common shares to be authorized by adoption of the amendment would have rights identical to the currently outstanding common shares of the Company. Adoption of the proposed amendment and issuance of the common shares would not affect the rights of the holders of currently outstanding common shares of the Company, except for effects incidental to increasing the number of shares of the Company’s common shares outstanding, such as dilution of the earnings per share and voting rights of current holders of common shares. The increase in authorized common shares could make more difficult or discourage attempts to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized common shares is not being proposed in response to any known threat to acquire control of the Company.

If the shareholders approve the Articles Amendment Proposal, we will file a Certificate of Amendment to our Articles of Incorporation to amend Article Three, in its entirety, to read as follows:

“THREE: The Company is authorized to issue two classes of shares, which shall be designated “Common Shares” and “Preferred Shares.” The number of Common Shares which the Company is authorized to issue is 150,000,000, and the number of Preferred Shares which the Company is authorized to issue is 2,000,000. The Preferred Shares may be issued in one or more series as the board of directors may by resolution designate. The board of directors is authorized to fix the number of shares of any series of Preferred Shares and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the Preferred Shares as a class, or upon any wholly unissued series of Preferred Shares. The board of directors may, by resolution, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Shares subsequent to the issue of shares of that series.”

Except for this paragraph, all of the remaining provisions in Article Three of our Articles of Incorporation would remain in full force and effect without change. The text of the proposed amendment is subject to modification to include such changes as our Board determines to be necessary or advisable to effect this Articles Amendment Proposal.

If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Articles of Incorporation with the Secretary of State of the State of California which will supersede the Certificate of Amendment filed on June 15, 2016 and confirm that our authorized number of common shares is 150,000,000. If the amendment is not approved, we will plan to promptly undertake steps to reduce the authorized common shares to 125,000,000 shares, the total authorized common shares prior to the time the Certificate of Amendment was filed with the Secretary of State of California on June 15, 2016.

6

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Articles Amendment Proposal to be approved in accordance with the requirements of California law, the affirmative vote of the holders of not less than a majority of our outstanding common shares entitled to vote is required.

If you check the “abstain” box for the Articles Amendment Proposal on the proxy card or if you attend the Reconvened Meeting without submitting a proxy and you abstain from voting on the Articles Amendment Proposal your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Articles Amendment Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the amendment of our Articles of Incorporation requires the affirmative vote of a majority of our outstanding common shares, an abstention on the Articles Amendment Proposal has the effect of a vote against the Articles Amendment Proposal. If your shares are held in street name and you do not provide your broker or other nominee with voting instructions with respect to the Articles Amendment Proposal, your broker or other nominee may vote uninstructed shares in its discretion with respect to the Articles Amendment Proposal.

Recommendation of Board of Directors

The Board of Directors Recommends A Vote “FOR”
Approval of the Amendment to our Articles of Incorporation

Unless otherwise directed by the shareholders, proxies will be voted FOR approval of this Proposal.

7

ANNUAL MEETING OF SHAREHOLDERS OF

BIOTIME, INC.

August 9, 2017

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000000000300001000 3

080917

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NUMBER 6.
PROPOSALS 1 THOUGH 5 WERE VOTED IN FAVOR OF THE BOARD OF DIRECTORS RECOMMENDATIONS AT THE ANNUAL MEETING OF SHAREHOLDERS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. ELECTION OF DIRECTORS:

[X] **FOR ALL NOMINEES**

[X] **WITHHOLD AUTHORITY FOR ALL NOMINEES**

[X] **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

	ONE YEAR	FOR	AGAINST	ABSTAIN
2. RATIFYING APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS		[X]	[X]	[X]
3. AMENDMENT OF EQUITY INCENTIVE PLAN TO MAKE ADDITIONAL SHARES AVAILABLE FOR AWARDS		[X]	[X]	[X]
4. ADVISORY VOTE ON EXECUTIVE COMPENSATION		[X]	[X]	[X]

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
5. ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION	[X]	[X]	[X]	[X]

	FOR	AGAINST	ABSTAIN
6. APPROVAL OF AMENDMENTS OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED NUMBER OF COMMON SHARES	[ ]	[ ]	[ ]

I WISH TO ATTEND AND VOTE SHARES AT MEETING [ ]

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY FOR BIOTIME, INC.

ANNUAL MEETING OF SHAREHOLDERS

August 9, 2017

This Proxy is Solicited by the Board of Directors of BioTime, Inc.

The undersigned appoints Michael D. West and Alfred D. Kingsley, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on August 9, 2017 and any adjournment thereof and to represent and vote all BioTime, Inc. common shares standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR proposal 6. Proposals 1 through 5 were voted in favor of the Board of Directors recommendations at the Annual Meeting of Shareholders. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

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